UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________
FORM 8-K
_______________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
May 16, 2018
________________________________________________
NORTHROP GRUMMAN CORPORATION
(Exact name of registrant as specified in its charter)
__________________________________________________

DELAWARE	1-16411	No. 80-0640649
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification Number)

2980 Fairview Park Drive, Falls Church, Virginia 22042
www.northropgrumman.com
(Address of principal executive offices and internet site)

(703) 280-2900

(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.07 Submission of Matters to a Vote of Security Holders	3
SIGNATURE	4

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the 2018 Annual Meeting held on May 16, 2018, shareholders considered and approved the three proposals that management presented, each of which is described in more detail in the Company's Proxy Statement filed on March 30, 2018. Shareholders did not approve the shareholder proposal to modify the ownership threshold for shareholders to call a special meeting.

The results detailed below represent the final voting results as certified by the Inspectors of Election:

Management's Proposals

Proposal 1

The shareholders elected the following twelve directors to hold office until the 2019 Annual Meeting of Shareholders: Wesley G. Bush, Marianne C. Brown, Donald E. Felsinger, Ann M. Fudge, Bruce S. Gordon, William H. Hernandez, Madeleine A. Kleiner, Karl J. Krapek, Gary Roughead, Thomas M. Schoewe, James S. Turley and Mark A. Welsh III.

Director	For	Against	Abstain	Broker Non-Vote
Wesley G. Bush	134,433,975	2,691,237	761,552	19,708,500
Marianne C. Brown	135,840,118	1,217,256	829,390	19,708,500
Donald E. Felsinger	132,899,819	4,122,747	864,198	19,708,500
Ann M. Fudge	135,764,055	1,269,004	853,705	19,708,500
Bruce S. Gordon	131,304,366	5,748,487	833,911	19,708,500
William H. Hernandez	135,755,564	1,216,168	915,032	19,708,500
Madeleine A. Kleiner	133,940,284	1,829,240	2,117,240	19,708,500
Karl J. Krapek	134,546,449	2,486,432	853,883	19,708,500
Gary Roughead	135,848,514	1,274,885	763,365	19,708,500
Thomas M. Schoewe	135,594,340	1,458,699	833,725	19,708,500
James S. Turley	135,024,085	1,997,101	865,578	19,708,500
Mark A. Welsh III	136,004,752	1,056,683	825,329	19,708,500

Proposal 2

The shareholders approved, on an advisory basis, the compensation of the Company's named executive officers, with a vote of:

For	Against	Abstain	Broker Non-Vote
131,800,313	4,093,025	1,993,426	19,708,500

Proposal 3

The shareholders ratified the appointment of Deloitte & Touche LLP as the Company's independent auditor for the fiscal year ending December 31, 2018 with a vote of 153,146,600 shares for, 3,877,137 shares against and 571,527 abstentions.

Shareholder Proposal

Proposal 4

The shareholders did not approve the shareholder proposal to modify the ownership threshold for shareholders to call a special meeting, with a vote of:

For	Against	Abstain	Broker Non-Vote
52,063,966	84,121,822	1,700,155	19,708,500

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHROP GRUMMAN CORPORATION (Registrant)

By:	/s/ Jennifer C. McGarey
Jennifer C. McGarey Corporate Vice President and Secretary

Date: May 18, 2018

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